                                                                   EXHIBIT 10(c)



                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                        Current BILLING MONTH: June 2003

CURRENT BILLING MONTH        6/4/2003 - 7/2/2003                                                          COLLECTION CURVE 100%
 STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                                                     $98,895,762
Residential SECURITIZATION CHARGE (SC) Billed                                                 $1,141,944           1.155%

Commercial Total Billed                                                                      $74,192,434
Commercial SECURITIZATION CHARGE (SC) Billed                                                  $1,250,007           1.685%

Industrial Total Billed                                                                      $47,585,824
Industrial SECURITIZATION CHARGE (SC) Billed                                                  $1,352,427           2.842%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
 -------------------------------------------
 Non-Residential Customer Net Write-offs                                                           0.180%
 Residential Customer Net Write-offs                                                               0.420%
 Total Net Write-offs                                                                              0.280%



 AGGREGATE SC COLLECTIONS
TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                                                $1,203,753
Commercial Class SC Collected                                                                 $1,223,871
Industrial Class SC Collected                                                                 $1,373,503

Total SC Collected                                                                            $3,801,127


 Aggregate SC Remittances for April 2003 BILLING MONTH                                        $4,043,602
 Aggregate SC Remittances for May 2003 BILLING MONTH                                          $3,739,751
 Aggregate SC Remittances for June 2003 BILLING MONTH                                         $3,801,127
 TOTAL CURRENT SC REMITTANCES                                                                $11,584,480

  CURRENT BILLING MONTH        6/4/2003 - 7/2/2003                                               COLLECTION CURVE 100%

   CALCULATED SC COLLECTED AMOUNT
   ------------------------------
   RESIDENTIAL
   -----------
   A-1 Residential SC Collected                                                                $1,146,180
   A-3 Residential T.O.D. SC Collected                                                             $4,142
   A-4 Alternate Residence SC Collected                                                           $27,766
   A-5 Residential Farm/Life Support SC Collected                                                 $25,665

   TOTAL RESIDENTIAL SC COLLECTED                                                              $1,203,753

   COMMERCIAL
   ----------
   B-1 General Primary  (041) SC Collected                                                        $18,094
   B- General Secondary  (010) SC Collected                                                      $216,833
   C- General Secondary  (011) SC Collected                                                      $460,381
   D- General Primary  (018) SC Collected                                                        $281,926
   F- Primary High Load Factor  (032) SC Collected                                                $41,976
   GH- General Service Heating  (013) SC Collected                                                 $3,839
   H- Water Heating Service  (014) SC Collected                                                      $611
   L-1 General Energy-Only Street Lighting SC Collected                                            $1,743
   L-2 General Service (Cust Owned) St Light SC Collected                                          $1,956
   L-3 General Service (Co Owned) St Light SC Collected                                            $9,886
   L-4 General Service Outdoor Lighting Commercial SC Collected                                    $1,377
   PS-1 General Secondary Public Pumping SC Collected                                              $6,865
   PS-2 General Primary Public Pumping SC Collected                                                $5,393
   PS-3 General Optional Primary Public Pumping SC Collected                                      $39,544
   R-1 General Secondary Resale SC Collected                                                          $52
   R-2 General Secondary Resale SC Collected                                                         $832
   R-3 General Primary Resale SC Collected                                                        $30,537
   ROA-P Retail Open Access Primary (110) SC Collected                                            $75,619
   ROA-S Retail Open Access Secondary Com SC Collected                                            $10,838
   SC - Special Contract Commercial SC Collected                                                   $1,888
   SPEC Grand Rapids Special Contract SC Collected                                                 $2,587
   UR- General Unmetered SC Collected                                                             $11,094

   TOTAL COMMERCIAL SC COLLECTED                                                               $1,223,871

   INDUSTRIAL
   ----------
   B-1 General Primary  (042) SC Collected                                                        $14,911
   B- General Secondary  (020) SC Collected                                                       $32,009
   C- General Secondary  (021) SC Collected                                                       $69,508
   CG- Cogeneration/Small Power Production Purchase SC Collected                                   $5,600
   D- General Primary  (028) SC Collected                                                        $514,251
   F- Primary High Load Factor  (033) SC Collected                                                $83,114
   GH- General Service Heating  (023) SC Collected                                                    $31
   GMD General Motors SC Collected                                                                $63,471
   GMF General Motors SC Collected                                                               $126,669
   GMF-1 General Motors SC Collected                                                              $13,990
   GMJ-1 General Motors SC Collected                                                               $8,439

CURRENT BILLING MONTH        6/4/2003 - 7/2/2003                                        COLLECTION CURVE 100%
 H- Water Heating Service (024) SC Collected                                                         $0
 I- General Primary Interruptible (034) SC Collected                                                 $0
 J-1 General Alternative Electric Metal Melting SC Collected                                     $7,858
 J- General Primary Electric Furnace (037) SC Collected                                          $6,368
 L-4 General Service Outdoor Lighting Industrial SC Collected                                       $75
 ROA-P Retail Open Access Primary (111) SC Collected                                           $296,399
 ROA-S Retail Open Access Secondary Ind SC Collected                                             $1,732
 SC - Special Contract Industrial SC Collected                                                 $129,078

 TOTAL INDUSTRIAL SC COLLECTED                                                               $1,373,503

 TOTAL SC COLLECTED                                                                          $3,801,127





Executed as of this 18th day of July 2003.


                                         CONSUMERS ENERGY COMPANY
                                         AS SERVICER



                                         ---------------------------------------
                                         Glenn P. Barba, Vice President,
                                         Controller and Chief Accounting Officer



CC:      Consumers Funding LLC
         One Energy Plaza
         Jackson, Mi  49201





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